                                                                   EXHIBIT 10.11

                          LOAN AND SECURITY AGREEMENT

          This Loan and Security Agreement (as from time to time amended, supplemented, restated, or otherwise modified, "Agreement") is entered into effective May 15, 1999 ("Effective Date") by and among Onsale, Inc., a Delaware corporation ("Lender"), on the one hand, and, on the other hand, John Dean, an individual and Tracey Orr-Dean, his spouse (collectively, "Borrower"). This Agreement, the Note (defined in Section 1.2), the Second Mortgage (defined in
                                -----------
Section 1.3), the Pledge Agreement (defined in Section 1.4) and any other
-----------                                    -----------
documents entered into pursuant to this Agreement or in connection with this Loan (defined in Section 1.1) are hereinafter sometimes collectively referred to
                 -----------
as the "Loan Documents."

          WHEREAS, Lender desires to loan a certain sum to Borrower and Borrower wishes to borrow a certain sum from Lender in order that Borrower may purchase a primary residence in northern California;

          NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants set forth in this Agreement, Lender and Borrower hereby agree as follows:

     1.   AMOUNT AND TERMS OF LOAN.
          ------------------------

          1.1  Loan.  Subject to the terms and conditions of this Agreement, and
               ----
in reliance on the representations, warranties and covenants of Borrower in this Agreement, Lender shall loan Borrower the principal amount of Eighty-Eight Thousand Dollars ($88,000) ("Loan") for the purchase of a primary residence in Northern California ("Northern California Residence").

          1.2  Note; Interest.  Borrower's indebtedness to Lender under the Loan
               --------------
Documents will be evidenced by a Secured Promissory Note executed by Borrower substantially in the form attached as Exhibit A (the "Note"). The Note will
                                      ---------
provide that interest on the unpaid principal of this Loan will accrue at a rate equal to four and eighty-one hundredths percent (4.81%) per annum. Accrued interest is payable on the date that is three months after the date of the Note and every three months thereafter until this Loan has been repaid in full. Interest will continue to accrue until the date on which all amounts owing under the Loan Documents have been repaid in full.

          1.3  Security.  Borrower's indebtedness to Lender under the Loan
               --------
Documents will be secured by a second mortgage in such form as is customarily utilized in the Province of British Columbia, Canada (the "Second Mortgage") on property owned by Borrower and located at 4396 West 11/th/ Avenue, Vancouver, B.C. V6R 2M1 ("Property"). The Second Mortgage will be executed by Borrower in favor of Lender.

          1.4  Additional Security.  Borrower's indebtedness to Lender under the
               -------------------
Loan Documents will also be secured by Borrower's pledge of certain shares of Lender equity securities (the "Pledged Shares") in accordance with the terms of a pledge agreement, dated May 15, 1999, substantially in the form attached as Exhibit B (the "Pledge Agreement"). Borrower shall immediately transfer to
---------
Lender upon issuance all Lender equity securities that Borrower acquires pursuant to: (a) Borrower's exercise of options to purchase Lender equity securities under Lender's 1995 Equity Incentive Plan or any subsequent or similar stock option plan of Lender, or (b) any employee stock purchase agreement or other similar plan of Lender.

          1.5  Maturity of Loan.  The unpaid principal amount of this Loan and
               ----------------
all unpaid interest accrued thereon, will be immediately due and payable to Lender in full on the date (the "Maturity Date") that is the earlier to occur of: (a) twelve (12) months after the date of the Note, or (b) the date on which the unpaid principal amount and interest due under this Loan becomes due and payable in full under Section 5.1. The Lender agrees to release the Borrower
                      -----------
from any and all obligations in the Loan Documents upon full payment of the Loan and Interest.

          1.6  Prepayment.  Borrower may prepay the unpaid principal and
               ----------
interest due under this Loan at any time, without penalty, in whole or in part in amounts of at least Ten Thousand Dollars ($10,000). Each prepayment will be applied as follows: (a) first to the payment of accrued interest, and (b) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on this Loan. Until this Loan is paid in full, Borrower shall immediately apply: (a) if no default event has occurred under the Loan Documents and is continuing, fifty percent (50%) of the net before tax proceeds from any sale by Borrower of the Pledged Shares, or
(b) if a default event has occurred and is continuing, one hundred percent (100%) of the net before tax proceeds from any sale by Borrower of the Pledged Shares, to pay down this Loan in accordance with this Agreement.

          1.7  At Will Employment.  Borrower is an "at will" employee of Lender,
               ------------------
and nothing in this Agreement or any exhibit shall be construed as a promise of continued employment.

     2.   REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents
          ------------------------------------------
and warrants to Lender that:

          2.1  Use of Loan Proceeds.  Borrower will apply the entire Loan
               --------------------
proceeds towards the purchase of the Northern California Residence no later than June 1, 1999.

          2.2  Nature of Purchase.  Borrower's purchase of the Northern
               ------------------
California Residence will be an arm's length transaction.

          2.3  Title to Property.  The Property is free and clear of all
               -----------------
mortgages, deeds of trust, liens, encumbrances and security interests, except for: (a) if Borrower has a first lender for the Property, the mortgage filed by such first lender; (b) statutory liens for the payment of current taxes that are not yet delinquent; and (c) subject to approval by Lender, encumbrances identified in Exhibit C attached hereto.
              ---------

          2.4  Balloon Payment.  Borrower acknowledges that the unpaid principal
               ---------------
amount of this Loan and all unpaid interest accrued thereon will be immediately due and payable to Lender in full as one balloon payment on the Maturity Date.

     3.   COVENANTS OF BORROWER.
          ---------------------

          3.1  Insurance Covering Collateral.  Borrower shall maintain all risk
               -----------------------------
property damage insurance policies covering the Property in an amount at least equal to the value of the dwelling on the Property.

          3.2  Further Assurances.  In addition to the obligations and documents
               ------------------
that this Agreement expressly requires Borrower to execute, deliver and perform, Borrower will execute, deliver and perform any and all further acts or documents which Lender may reasonably require in order to carry out the purposes of this Agreement or any of the other Loan Documents.

     4.   CONDITIONS PRECEDENT TO OBLIGATIONS OF LENDER. The obligation of
          ---------------------------------------------
Lender to make this Loan is subject to the satisfaction (or written waiver by Lender) of each and all of the following conditions precedent:

          4.1  Representations True.  All representations and warranties of
               --------------------
Borrower contained in this Agreement and in all other Loan Documents will be true, correct and complete in all respects.

          4.2  Note, Second Deed of Trust and Stock Pledge Agreement.  Lender
               -----------------------------------------------------
will have received from Borrower the Note, the Second Deed of Trust and the Stock Pledge Agreement, each duly executed by Borrower.

          4.3  Loan Effective Date.  The Effective Date of this Loan must be
               -------------------
earlier than May 31, 1999.

     5.   DEFAULT BY BORROWER.
          -------------------

          5.1  Acceleration.  The unpaid principal and interest due under this
               ------------
Loan will become immediately due and payable, without the need for any further action on the part of Lender or any other holder of the Note: (a) upon Borrower's sale, gift, assignment or other transfer of the Property, except for transfers which, by law, cannot be restricted by a due-on-sale clause, (b) upon Borrower's sale, gift, assignment or other transfer of the Northern California Residence, except for transfers which, by law, cannot be restricted by a due-on-sale clause, (c) upon termination of Borrower's employment with Lender for any reason other than termination without cause by Lender or (d) upon Borrower's failure to apply the appropriate proceeds of any sale of Pledged Shares to pay down this Loan in accordance with Section 1.6. In the event that Lender
                                  -----------
terminates Borrower's employment with Lender without cause, the unpaid principal and interest due under this Loan will become immediately due and payable, without the need for any further action on the part of Lender or any other holder of the Note, on the date that is one hundred eighty (180) days after the date of termination of Borrower's employment with Lender. In any case, this Loan shall become due and payable in full no later than twelve (12) months after the date of the Note.

          5.2  Default.  Borrower will be deemed to be in default of this Loan
               -------
if: (a) Borrower fails to pay Lender (or, in the event another party holds the Note, such holder) the full amount of unpaid principal and interest due under this Loan on or before the Maturity Date, and (b) Borrower does not cure this failure to pay within five (5) calendar days after Lender gives Borrower written notice of such failure to pay.

          5.3  Remedies Upon Default.  Upon Borrower's default of this Loan,
               ---------------------
Lender may pursue its rights under the Note, the Second Mortgage and the Stock Pledge Agreement. The rights and remedies of Lender herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

     6.   CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

          6.1  Choice of Law and Venue.

               THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR ANY REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SAN MATEO, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND LENDER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.
                     ---------

          6.2  Jury Trial Waiver.

               BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER

COMMON LAW OR STATUTORY CLAIMS. EACH OF BORROWER AND LENDER REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     7.   MISCELLANEOUS.
          -------------

          7.1  Entire Agreement.  The Loan Documents constitute the entire
               ----------------
agreement and understanding among the parties with respect to the subject matter thereof and supersede any prior understandings or agreements of the parties with respect to such subject matter.

          7.2  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties, including any subsequent holders of the Note; provided, however, that Borrower may not assign or delegate any of its
      --------  -------
rights or obligations hereunder or under any other Loan Document or any interest herein or therein without Lender's prior written consent.

          7.3  No Third Party Beneficiaries.   Nothing in this Agreement,
               ----------------------------
express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.4  Construction.  This Agreement and its exhibits are the result of
               ------------
negotiations between the parties and have been reviewed by each party hereto. Accordingly, this Agreement will be deemed to be the product of the parties hereto and no ambiguity will be construed in favor of or against any party.

          7.5  Modification; Waiver.  This Agreement may be modified or amended
               --------------------
only by a writing signed by both parties hereto. No waiver or consent with respect to this Agreement will be binding unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Lender will operate as a waiver or modification of any party's rights under this Agreement or any other Loan Document. No delay or failure on the part of either party in exercising any right or remedy under this Agreement or any other Loan Document will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

          7.6  Severability.  The invalidity or unenforceability of any term or
               ------------
provision of this Agreement will not affect the validity or enforceability of any other term or provision.

          7.7  Attorneys' Fees.  If either party hereto commences or maintains
               ---------------
any action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or default or claimed breach or default of any term or provision of this Agreement or any other Loan Document, then the prevailing party in said action will be entitled to recover its reasonable attorneys' fees and court costs incurred therein. This provision does not limit Lender's ability to recover additional expenses under the Note.

          7.8  Counterparts.  This Agreement may be executed in one or two
               ------------
counterparts, each of which will be deemed an original, but together will constitute one and the same instrument.

          7.9  Section Titles.  The Section titles contained in this Agreement
               --------------
are and will be without substantive meaning or content of any kind and are not part of this Agreement.

          IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.

BORROWER:                               LENDER:
                                        OnSale, Inc.


/s/ John Dean              *            By: /s/ JOHN E. LABBETT
------------------------------             ------------------------------------
John Dean, an individual                   John E. Labbett, Senior Vice
                                           President and Chief Financial Officer


/s/ Tracey Orr-Dean        *
------------------------------
Tracey Orr-Dean, an individual


* Signed without legal counsel.

                                   EXHIBIT A
                                   ---------

                            SECURED PROMISSORY NOTE
                            -----------------------

                                                          Menlo Park, California
$88,000.00                                                          May 15, 1999



          For value received, John Dean, an individual, and Tracey Orr-Dean, his spouse (collectively, "Borrower") hereby promise to pay to the order of OnSale, Inc., a Delaware corporation (the "Company") on or before August 15, 2000, at the Company's principal place of business at 1350 Willow Road #202, Menlo Park, CA 94025, or at such other place as the Company may direct, the principal sum of Eighty-Eight Thousand Dollars ($88,000), together with interest at the rate of four and eighty-one hundredths percent (4.81%), provided, however, that the rate
                                                --------  -------
at which interest will accrue on unpaid principal under this secured promissory note (as may be amended, restated, supplemented, or otherwise modified from time to time, this "Note") will not exceed the highest rate permitted by applicable law. Accrued interest is payable on the date that is three months after the date of this Note and every three months thereafter until this Note has been repaid in full. Interest will continue to accrue until the date on which all amounts owing on this Note have been repaid in full.

          This Note is issued pursuant to and governed by the terms of that certain Loan and Security Agreement, dated May 15, 1999, between the Company and Borrower (the "Loan Agreement"). Terms not defined herein shall have the meanings assigned to them in the Loan Agreement.

          1.   Security.  Payment of this Note is secured by: (a) the Second
               --------
Mortgage on the Property, and (b) Borrower's pledge of the Pledged Shares in accordance with the terms of the Pledge Agreement.

          2.   Acceleration.  The unpaid principal and interest due under this
               ------------
Note will become immediately due and payable in accordance with the terms of the Loan Agreement. In any case, this Note shall become due and payable in full no later than twelve (12) months after the date of this Note.

          3.   Default.  Borrower will be deemed to be in default under this
               -------
Note as provided in the Loan Agreement.

          4.   Prepayment. Borrower may prepay the unpaid principal and interest
               ----------
due as provided in the Loan Agreement.

          5.   Assignment.  This Note is freely transferable and assignable by
               ----------
the Company. Any reference to the Company herein will be deemed to refer to any subsequent transferee of this Note at such time as such transferee holds this Note.

          6.   CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

               6.1  Choice of Law and Venue.

               THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR ANY REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SAN MATEO, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND LENDER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.
                     ---------

               6.2  Jury Trial Waiver.

               BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF BORROWER AND LENDER REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          7.   Waivers.  Borrower hereby waives presentment, notice of non-
               -------
payment, notice of dishonor, protest, demand and diligence.

          IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.



                                             BORROWER:


                                              /s/ JOHN DEAN
                                             -------------------------
                                             John Dean


                                              /s/ TRACEY ORR-DEAN
                                             -------------------------
                                             Tracey Orr-Dean



ACCEPTED AND ACKNOWLEDGED:

THE COMPANY

OnSale, Inc.



By:   /s/ JOHN E. LABBETT
     ----------------------------------
     John E. Labbett, Senior Vice
     President and Chief Financial
     Officer

                                   EXHIBIT B
                                   ---------

                               PLEDGE AGREEMENT


     This Pledge Agreement as the same may be amended, modified or supplemented from time to time ("Pledge Agreement") dated as of May 15, 1999, is made by and between, on the one hand, John Dean, an individual, and Tracy Orr-Dean, his spouse (collectively referred to hereinafter as "Pledgor"), and, on the other hand, Onsale, Inc., a Delaware corporation ("Pledgee").

                                R E C I T A L S
                                - - - - - - - -

     A. Pursuant to that certain Loan and Security Agreement dated as of May 15, 1999 (as the same may from time to time be amended, modified or supplemented, the "Loan Agreement"), by and between Pledgor and Pledgee, Pledgee has agreed to make certain advances of money and to extend certain financial accommodations to Pledgor in the amounts and manner set forth in the Loan Agreement (collectively, the "Loan").

     B. Pledgee is willing to make the Loan to Pledgor, but only upon the condition, among others, that Pledgor shall have executed this Pledge Agreement and delivered same to Pledgee and shall have delivered to Pledgee the Pledged Collateral (each as defined below), in order to secure the obligations of Pledgor under the Loan Documents.

                                   Agreement

          Now, Therefore, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor and Pledgee hereby agree as follows:

     Section 1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

          "Pledged Collateral" shall have the meaning set forth in Section 2.

          "Obligations" mean all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by the Pledgor to the Pledgee whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

     Section 2. Pledge. As security for the full, prompt and complete payment and performance when due (whether by stated maturity, by acceleration or otherwise) of the Obligations, together with, without limitation, the prompt payment of all expenses, including, without limitation, reasonably attorneys' fees and legal expenses, incidental to the collection of the Obligations and the enforcement or protection of Pledgee's lien in and to the collateral pledged hereunder, Pledgor hereby pledges and grants to Pledgee a security interest in all of the following (collectively, the "Pledged Collateral"): the shares listed on Schedule 1 hereto (the "Pledged Shares") owned or held by Pledgor and the certificates representing the Pledged Shares, and all dividends, cash instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares. The Obligations and all other obligations and covenants to be performed by Pledgor under this Pledge Agreement shall hereinafter from time to time be collectively referred to as the "Secured Obligations."

     Section 3. Delivery of Pledged Collateral. Pledgor shall deliver to Pledgee all certificates or other instruments representing or evidencing any Pledged Shares, accompanied by appropriate duly executed instruments of transfer or assignment (including, without limitation, stock powers) in blank. Except as specifically provided in Section 6, Pledgor shall receive all certificates, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares in trust for Pledgee and shall immediately upon receipt deliver to Pledgee such certificates, cash, instruments, and other property and proceeds, together with any necessary endorsement.

     Section 4. Representations and Warranties. Pledgor hereby represents and warrants to Pledgee as follows:

          (a) Pledgor is, at the time of delivery of the Pledged Shares to Pledgee hereunder and at all times which this Pledge Agreement is in effect shall be, the sole holder of record and the sole beneficial owner of the Pledged Collateral pledged to Pledgee by Pledgor under Section 2 of this Pledge Agreement, free and clear of any lien thereon or affecting the title thereto, except for the lien created by this Pledge Agreement.

          (b) None of the Pledged Shares has been transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such transfer may be subject with respect to which such transfer could have a material adverse effect.

          (c) No consent, approval, authorization or other order of any person and no consent or authorization of any governmental authority or regulatory body is required to be made or obtained by Pledgor for the pledge by Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery, or performance of this Pledge Agreement by Pledgor.

          (d) This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid, and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

     Pledgor covenants, warrants, and represents to Pledgee that all representations and warranties contained in this Pledge Agreement shall be true and correct at the time of Pledgor's execution of this Pledge Agreement.

     Section 5. Covenants of Pledgor. Pledgor covenants and agrees that until the Loan has been paid and performed in full or otherwise terminated by Pledgee in writing or until Pledgor's Secured Obligations under this Pledge Agreement have been otherwise terminated pursuant to Section 8, below:

          (a) Pledgor shall not sell, assign, transfer, pledge, or otherwise encumber any of Pledgor's rights in or to the Pledged Collateral pledged by Pledgor or any unpaid dividends or other distributions or payments with respect thereto or grant a lien therein except as otherwise permitted by this Pledge Agreement.

          (b) Pledgor shall, at Pledgor's own expense, promptly execute, acknowledge, and deliver all such instruments and take all such action as Pledgee from time to time may reasonably request in order to ensure to Pledgee the benefits of the lien in and to the Pledged Collateral intended to be created by this Pledge Agreement.

          (c) Pledgor shall maintain, preserve and defend the title to the Pledged Collateral and the lien of Pledgee thereon against the claim of any other person.

     Section 6. Pledgor's Rights. So long as no Event of Default shall have occurred and be continuing:

          (a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Pledge Agreement.

          (b) Pledgor shall be entitled, from time to time, to collect and receive for Pledgor's own use, and shall not be required to pledge pursuant to
Section 2 above, any cash dividends or distributions permitted pursuant to the terms of the Loan Agreement to be paid in respect of the Pledged Shares; provided, however, that until actually paid, all rights to any such permitted dividends and distributions shall remain subject to the lien created by this Pledge Agreement.

     Section 7.  Defaults and Remedies.

          (a)    Events of Default.  It shall be an "Event of Default"
                 -----------------
hereunder upon the occurrence of any one or more of the following events:

                 (1) The occurrence of an Event of Default under or as defined in the Loan Agreement; or

                 (2) Pledgor fails or neglects to perform, keep or observe any of the covenants contained in this Pledge Agreement and such failure is not cured within twenty (20) days after notice from Pledgee of the same.

          (b)    Remedies.  Upon the occurrence of an Event of Default and so
                 --------
long as the same shall be continuing:

                 (1) All of any portion of the Secured Obligations may, at the option of Pledgee, and without demand, notice, or legal process of any kind, be declared, and immediately shall become due and payable.

                 (2) Pledgee is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledge Collateral, to exchange certificates or instruments representing or evidencing Pledge Shares for certificates or instruments of smaller or larger denominations, to exercise the voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after ten (10) days' prior written notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any other previous notice or advertisement, the whole or any part of the Pledge Collateral and to otherwise act with respect to the Pledge Collateral as though Pledgee were the outright owner thereof, Pledgor hereby irrevocably constitutes and appoints Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution (which appointment is coupled with an interest) to take all such actions permitted hereunder or otherwise permitted by law; provided, however, Pledgee, shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so.

                 (3) In the event of any sales hereunder, Pledgee shall, after deducting all costs or expenses of every kind (including, without limitation, reasonable attorneys' fees, costs and other reasonable legal expenses), for care, safekeeping, collection, sale, delivery, or otherwise, apply the residue of the proceeds of the sales to the payment or reduction, either in whole or in part, of the Secured Obligations in accordance with the agreements and instruments governing and evidencing such Secured Obligations, return the surplus, if any, to Pledgor.

                 (4) If, at any time when Pledgee shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended, Pledgee may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable, but subject to the other requirements of this Section 7 and shall not be required to effect such registration or cause the same to be effected.

     Section 8. Termination. Immediately following the complete payment, performance or other satisfaction of all the Secured Obligations or at such time as this Pledge Agreement and the Loan Documents are terminated or released by Pledgee, Pledgee shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Pledge Agreement and all instruments of assignment executed in connection therewith, free and clear of the lien hereof, and, except as otherwise provided herein, all of Pledgor' obligations hereunder shall at such time terminate.

     Section 9.  Miscellaneous.

          (a)    Entire Agreement.  This Pledge Agreement constitutes and
                 ----------------
contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

          (b)    Assignability.  This Pledge Agreement shall be binding upon
                 --------------
and inure to the benefit of Pledgor and Pledgee and their respective successors and assigns, except that Pledgor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Pledgee.

          (c)    Notices.  Except as otherwise provided herein, any notice or
                 -------
other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telex, telecopy, computer transmission or by United States mail, registered or certified, return receipt requested, postage prepaid.

          (d)    No Waiver; Amendments.  No failure on the part of Pledgee to
                 ---------------------
exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Pledge Agreement may not be amended or modified except by written agreement between Pledgor and Pledgee, and no consent or waiver hereunder shall be valid unless in writing and signed by Pledgee.

          (e)    Severability.  If any provision of this Pledge Agreement is
                 ------------
held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Pledge Agreement shall be deemed valid and enforceable to the full extent possible.

          (f)    Governing Law.  This Pledge Agreement shall be governed by, and
                 -------------
construed in accordance with, the laws of the State of California as applied to contracts made and performed entirely within the State of California by residents of such State.

          In Witness Whereof, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.

Pledgor:                                Pledgee:
                                        Onsale, Inc.

/s/ JOHN DEAN                           By: /s/ JOHN E. LABBETT
------------------------------             -----------------------------------
John Dean, an individual                   John E. Labbett
                                           Senior Vice President and Chief
                                           Financial Officer

                                  SCHEDULE 1

     Attached to and forming a part of that certain Pledge Agreement ("Pledge Agreement") dated as of May 15, 1999, executed by John Dean, an individual, and Tracy Orr-Dean, his spouse (collectively referred to hereinafter as "Pledgor"), and, on the other hand, Onsale, Inc., a Delaware corporation ("Pledgee").

=========================================================================================
     Stock Issuer        Class of Stock      Stock Certificate        Number of Shares
                                                  Numbers
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

                                   EXHIBIT C
                                   ---------

                LIST OF PERMITTED ENCUMBRANCES ON THE PROPERTY

                  1. Mortgage No.BL401025 registered in favour of the
                     Hongkong Bank of Canada.